Exhibit (a)(45)

THE LAZARD FUNDS, INC.

ARTICLES SUPPLEMENTARY

THE LAZARD FUNDS, INC., a Maryland corporation having its principal office in the State of Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended (the “1940 Act”).

SECOND: By action of the Board of Directors of the Corporation, the fifty million (50,000,000) unissued shares of Institutional Common Stock, fifty million (50,000,000) unissued shares of Open Common Stock and fifty million (50,000,000) unissued shares of R6 Common Stock of Lazard Emerging Markets Income Portfolio, par value one tenth of one cent ($.001) per share, with an aggregate par value of one hundred fifty thousand dollars ($150,000), that the Corporation has authority to issue are hereby reclassified as fifty million (50,000,000) unissued shares of Institutional Common Stock, fifty million (50,000,000) unissued shares of Open Common Stock and fifty million (50,000,000) unissued shares of R6 Common Stock of Lazard US Sustainable Equity Portfolio.

THIRD: By action of the Board of Directors of the Corporation, the fifty million (50,000,000) unissued shares of Institutional Common Stock, fifty million (50,000,000) unissued shares of Open Common Stock and fifty million (50,000,000) unissued shares of R6 Common Stock of Lazard Explorer Total Return Portfolio, par value one tenth of one cent ($.001) per share, with an aggregate par value of one hundred fifty thousand dollars ($150,000), that the Corporation has authority to issue are hereby reclassified as one hundred fifty million (150,000,000) unissued shares of the Corporation.

FOURTH: By action of the Board of Directors of the Corporation, the fifty million (50,000,000) unissued shares of Institutional Common Stock, fifty million (50,000,000) unissued shares of Open Common Stock and fifty million (50,000,000) unissued shares of R6 Common Stock of Lazard Emerging Markets Multi-Asset Portfolio, par value one tenth of one cent ($.001) per share, with an aggregate par value of one hundred fifty thousand dollars ($150,000), that the Corporation has authority to issue are hereby reclassified as one hundred fifty million (150,000,000) unissued shares of the Corporation.

FIFTH: By action of the Board of Directors of the Corporation, the fifty million (50,000,000) unissued shares of Institutional Common Stock, fifty million (50,000,000) unissued shares of Open Common Stock and fifty million (50,000,000) unissued shares of R6 Common Stock of Lazard Global Realty Equity Portfolio, par value one tenth of one cent ($.001) per share, with an aggregate par value of one hundred fifty thousand dollars ($150,000), that the Corporation has authority to issue are hereby reclassified as one hundred fifty million (150,000,000) unissued shares of the Corporation.

SIXTH: The total number of shares of capital stock of all classes that the Corporation has authority to issue is six billion nine hundred million (6,900,000,000) shares of Common Stock, par value one tenth of one cent ($.001) per share, having an aggregate par value of six million nine hundred thousand dollars ($6,900,000.00), classified as shares of Institutional Common Stock, Open Common Stock and R6 Common Stock of each of the following Portfolios, prior to the foregoing reclassification, as follows:

Portfolio	Shares Authorized

Lazard US Equity Concentrated Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard US Equity Focus Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	100,000,000 100,000,000 50,000,000

Lazard US Small-Mid Cap Equity Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	150,000,000 50,000,000 50,000,000

Lazard International Equity Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	150,000,000 50,000,000 50,000,000

Lazard International Equity Advantage Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard International Equity Concentrated Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard International Quality Growth Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard International Equity Value Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard International Equity Select Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000
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Portfolio	Shares Authorized

Lazard International Strategic Equity Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	100,000,000 50,000,000 50,000,000

Lazard International Small Cap Equity Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard Global Equity Select Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard Managed Equity Volatility Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard Global Strategic Equity Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard Equity Franchise Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard Global Listed Infrastructure Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard Emerging Markets Core Equity Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard Emerging Markets Equity Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	700,000,000 200,000,000 500,000,000
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Portfolio	Shares Authorized

Lazard Developing Markets Equity Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard Emerging Markets Equity Advantage Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard Emerging Markets Equity Blend Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard Emerging Markets Debt Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard Emerging Markets Income Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard Explorer Total Return Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard Emerging Markets Multi-Asset Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard US Realty Equity Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	100,000,000 100,000,000 100,000,000
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Portfolio	Shares Authorized

Lazard Global Realty Equity Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard Real Assets and Pricing Opportunities Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard US Corporate Income Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard US Short Duration Fixed Income Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard Global Fixed Income Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard Global Dynamic Multi-Asset Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard Enhanced Opportunities Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard Opportunistic Strategies Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Unclassified	50,000,000

Total	6,900,000,000
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SEVENTH: As hereby classified and reclassified, the total number of shares of capital stock of all classes that the Corporation has authority to issue is six billion nine hundred million (6,900,000,000) shares of Common Stock, par value one tenth of one cent ($.001) per share, having an aggregate par value of six million nine hundred thousand dollars ($6,900,000.00), classified as shares of Institutional Common Stock, Open Common Stock and R6 Common Stock of each of the following Portfolios (each, a “Portfolio”), or being unclassified, as follows:

Portfolio	Shares Authorized

Lazard US Equity Concentrated Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard US Equity Focus Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	100,000,000 100,000,000 50,000,000

Lazard US Small-Mid Cap Equity Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	150,000,000 50,000,000 50,000,000

Lazard US Sustainable Equity Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard International Equity Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	150,000,000 50,000,000 50,000,000

Lazard International Equity Advantage Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard International Equity Concentrated Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard International Quality Growth Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000
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Portfolio	Shares Authorized

Lazard International Equity Value Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard International Equity Select Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard International Strategic Equity Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	100,000,000 50,000,000 50,000,000

Lazard International Small Cap Equity Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard Global Equity Select Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard Managed Equity Volatility Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard Global Strategic Equity Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard Equity Franchise Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard Global Listed Infrastructure Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000
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Portfolio	Shares Authorized

Lazard Emerging Markets Core Equity Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard Emerging Markets Equity Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	700,000,000 200,000,000 500,000,000

Lazard Developing Markets Equity Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard Emerging Markets Equity Advantage Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard Emerging Markets Equity Blend Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard Emerging Markets Debt Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard US Realty Equity Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	100,000,000 100,000,000 100,000,000

Lazard Real Assets and Pricing Opportunities Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard US Corporate Income Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000
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Portfolio	Shares Authorized

Lazard US Short Duration Fixed Income Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard Global Fixed Income Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard Global Dynamic Multi-Asset Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard Enhanced Opportunities Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Lazard Opportunistic Strategies Portfolio Institutional Common Stock Open Common Stock R6 Common Stock	50,000,000 50,000,000 50,000,000

Unclassified	500,000,000

Total	6,900,000,000

EIGHTH: The shares of Institutional Common Stock, Open Common Stock and R6 Common Stock of each Portfolio of the Corporation as classified immediately hereby (and all shares of Institutional Common Stock, Open Common Stock and R6 Common Stock, respectively, of any Portfolio issued after these Articles Supplementary become effective regardless of whether such shares are currently unissued or become unissued as a result of the subsequent redemption or repurchase by the Corporation of such shares) shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as previously set forth in the Charter with respect to any particular Portfolio and otherwise as set forth in Article FIFTH of the Corporation’s Charter and shall be subject to all provisions of the Corporation’s Charter relating to stock of the Corporation generally, and to the following:

(1)	As more fully set forth hereinafter, the assets and liabilities and the income and expenses of the Open Common Stock, Institutional Common Stock and R6 Common Stock of the Corporation shall be determined separately from each other and, accordingly, the net asset value, dividends and distributions payable to holders, and amounts distributable in the event of liquidation of the Corporation to holders of shares of the Corporation’s stock may vary from class to class. Except for these differences, and certain other differences hereinafter set forth, each class of the Corporation’s stock shall have the same
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preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

(2)	Assets of the Corporation attributable to the Open Common Stock, the Institutional Common Stock and the R6 Common Stock of each Portfolio shall be invested in the same respective Portfolio.

(3)	At such times (which may vary between and among the holders of Institutional Common Stock or R6 Common Stock of the Portfolios) as may be determined by the Board of Directors (or, with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the 1940 Act, applicable rules and regulations thereunder, and applicable rules and regulations of the Financial Industry Regulatory Authority, and reflected in the pertinent registration statement of the Corporation (the “Registration Statement”), certain of the shares of Institutional Common Stock or R6 Common Stock of each Portfolio may be automatically converted into shares of the Open Common Stock of the respective Portfolio, based on the relative net asset values of such classes at the time of conversion, subject to any conditions of conversion that may be imposed by the Board of Directors (or, with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the Registration Statement.

(4)	Proceeds from the redemption of a share of Institutional Common Stock, Open Common Stock or R6 Common Stock of a Portfolio, including fractional shares, shall be reduced by the amount of any redemption fee, liquidation fee or other amount payable on such redemption as may be approved by the Board of Directors of the Corporation and reflected in the Registration Statement from time to time.

(5)	The dividends and distributions of investment income and capital gains with respect to each class of stock of the Corporation shall be in such amounts as may be declared from time to time by the Board of Directors, and such dividends and distributions may vary between each class of stock of the Corporation to reflect differing allocations of the expenses of the Corporation among the classes and any resultant differences between the net asset values per share of the classes, to such extent and for such purposes as the Board of Directors may deem appropriate. The allocation of investment income, realized and unrealized capital gains and losses, and expenses and liabilities of the Corporation among the classes shall be determined by the Board of Directors in a manner that is consistent with applicable law.

(6)	Except as may otherwise be required by law, the holders of each class of stock of the Corporation shall have (i) exclusive voting rights with respect to any matter submitted to a vote of stockholders that affects only holders of that particular class and (ii) no voting rights with respect to any matter submitted to a vote of stockholders that does not affect holders of that particular class.

NINTH: The Board of Directors of the Corporation has classified the authorized shares of capital stock as provided herein under the authority contained in its Charter.

IN WITNESS WHEREOF, The Lazard Funds, Inc. has caused these Articles Supplementary to be signed as of June 16, 2020 in its name and on its behalf by its duly authorized officers who acknowledge that these Articles Supplementary are the act of the Corporation, and state that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles Supplementary are true in all material respects, and that this statement is made under the penalties of perjury.

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THE LAZARD FUNDS, INC.

By:	/s/ Mark R. Anderson
Name: Mark R. Anderson
Title: Vice President

WITNESS:

/s/ Shari Soloway

Name: Shari Soloway

Title: Assistant Secretary

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